EX-99.77Q3 CERT

RESPONSES TO N-SAR SUB-ITEM 77Q3


Sub-Item 77Q3(a)(i)

	Not applicable.


Sub-Item 77Q3(a)(ii)

	There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Sub-Item 77Q3(a)(iii)

	The certifications of the registrant's principal executive officer and principal financial officer required by Rule 30a-2 under the Investment Company Act of 1940 follow:









CERTIFICATION




I, Michael P. Bishof, certify that:

1. I have reviewed this report on Form N-SAR of Delaware Group
Government Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.




Date: 9/30/02	          Signature:/S/ Michael P. Bishof
                            Title: Treasurer




CERTIFICATION




I, David K. Downes, certify that:

1. I have reviewed this report on Form N-SAR of Delaware Group
Government Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.





Date: 9/30/02	   Signature: /S/ David K. Downes
                     Title: Chief Executive Officer